UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ACV AUCTIONS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903

ACV Auctions Inc.

Annual Meeting of Stockholders

Wednesday, May 28, 2025 4:00 PM, Eastern Time

Annual meeting to be held virtually via the internet - please visit www.proxydocs.com/ACVA for more details.

You must register prior to the meeting to attend the meeting online and/or participate at www.proxydocs.com/ACVA

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting online go to www.proxydocs.com/ACVA

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 16, 2025.

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on May 28, 2025 for Stockholders of Record as of April 2, 2025

To order paper materials, use one of the following methods.

Internet:

www.investorelections.com/ACVA

Call:

1-866-648-8133

Email:

paper@investorelections.com

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

SEE REVERSE FOR FULL AGENDA

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

ACV Auctions Inc. Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR EACH NOMINEE FOR DIRECTOR IN PROPOSAL 1, AND FOR PROPOSALS, 2, 3, 4 AND 5

PROPOSAL

1.	Elect two Class I directors:

1.01 George Chamoun

1.02 Robert P. Goodman

2.	Approve officer exculpation revisions to our Amended and Restated Certificate of Incorporation to limit the liability of officers as permitted by Delaware law;

3.	Approve reclassification revisions to our Amended and Restated Certificate of Incorporation to account for the automatic conversion of all of our outstanding Class B common stock to Class A common stock effective as of December 31, 2024 and to reclassify each outstanding share of the Company’s Class A common stock into a share of the Company’s common stock;

4.	Approve, on a non-binding, advisory basis, the compensation of our named executive officers; and

5.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

NOTE: Transact such other business as may properly come before the Annual Meeting.